American Beacon Small Cap Value Fund

Supplement dated January 14, 2014
to the
Prospectus and Summary Prospectus dated February 28, 2013

The information below supplements the Prospectus and Summary Prospectus both dated February 28, 2013 and is in addition to any other supplement(s):

In the American Beacon Small Cap Value Fund summary section, under “Management” and sub-section “Portfolio Managers” for Dreman Value Management, LLC, E. Clifton Hoover’s title is changed to Co- Chief Investment Officer and the following is added:

Nelson P. Woodard Co-Chief Investment Officer	Since 2013

In the “Fund Management” section- “The Sub-Advisors” for Dreman Value Management, LLC, E. Clifton Hoover’s title is changed to Co- Chief Investment Officer and the following is added:

Nelson P. Woodard rejoined Dreman Value Management, L.L.C. in November 2013 as co-Chief Investment Officer and Managing Director, joining the team led by Mr. Roach.  Prior to rejoining the firm, Mr. Woodard was Chief Investment Officer at The Winchester Group from June 2011 to November 2013.  Before that he was the Founder and Chief Investment Officer at Aristos Capital Management from January 2007 to March 2009. Mr. Woodard’s first involvement with DVM dates back to the firm’s inception in January 1997, where he served as Managing Director until July 2000 and more recently as Partner, Managing Director and Senior Portfolio Manager between 2001 and 2006. In between those two roles, he worked at Prudential Investments as Vice President of Asset Allocation and Quantitative Analysis.

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